UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2012

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Richmond Ave, Suite 2000 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 260-9900

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 9, 2012, C&J Energy Services, Inc. (“C&J”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing that its management will be participating in a series of meetings with various institutional investors in Seattle, Portland, Los Angeles and San Francisco during the week of April 9, 2012. The press release also included an update on the delivery and anticipated deployment of C&J’s newest 32,000 horsepower hydraulic fracturing fleet, as well as a discussion of certain effects resulting from the recent sharp decline in natural gas prices.

A copy of the presentation materials to be used in the investor meetings is furnished herewith as Exhibit 99.2. These presentation materials have also been posted on C&J’s website at www.cjenergy.com. C&J expressly disclaims any obligation to update these presentation materials and cautions that the information set forth therein is only accurate as of the date indicated on the cover of such materials. The inclusion of any data or statements in the presentation materials (or available on or through C&J’s website) does not signify that the information is considered material. Please read the cautionary disclaimer regarding forward-looking statements set forth below.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K and the materials furnished as Exhibit 99.1 and Exhibit 99.2 herewith may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on C&J’s current expectations and beliefs concerning future developments and their potential effect on the company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting C&J will be those that are anticipated. All comments concerning C&J’s expectations for future revenues and operating results are based on C&J’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. C&J’s forward-looking statements involve significant risks and uncertainties (some of which are beyond C&J’s control) and assumptions that could cause actual results to differ materially from C&J’s historical experience and present expectations or projections. For additional information regarding known material factors that could cause C&J’s actual results to differ from its projected results, please see C&J’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at the SEC’s website at www.sec.gov and C&J’s website at www.cjenergy.com. Readers are cautioned not to place undue reliance on any forward-looking statement or information contained in the presentation materials, which speak only as of the date indicated on the cover of the materials. C&J undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated April 9, 2012 Announcing Participation in Investor Meetings on the West Coast

Exhibit 99.2	Investor Presentation dated April 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

Dated: April 9, 2012	By:	/s/ Theodore R. Moore

Theodore R. Moore
Vice President — General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated April 9, 2012 Announcing Participation in Investor Meetings on the West Coast

Exhibit 99.2	Investor Presentation dated April 9, 2012